REVOLVING PROMISSORY NOTE

US $15,525,000.00	Houston, Texas	August 24, 2015

For Value Received, Hartman 400 North Belt, LLC, a Texas limited liability company, having an address at 2909 Hillcroft Street, Suite 420, Houston, Texas 77057 ("Hartman 400"), Hartman Corporate Park Place, LLC, a Texas limited liability company, having an address at 2909 Hillcroft Street, Suite 420, Houston, Texas 77057 ("Hartman Corporate"), and Hartman Hillcrest, LLC, a Texas limited liability company, having an address at 2909 Hillcroft Street, Suite 420, Houston, Texas 77057 ("Hartman Hillcrest"; and Hartman 400, Hartman Corporate and Hartman Hillcrest are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"), hereby promise jointly and severally to pay to the order of East West Bank, a California corporation (together with its successors and assigns and any subsequent holders of this Revolving Promissory Note (this "Note"), collectively, the "Lender"), having an address at 9600 Bellaire Blvd., Suite 252, Houston, Texas 77036, as hereinafter provided, the principal sum of FIFTEEN MILLION FIVE HUNDRED TWENTY-FIVE THOUSAND and NO/100 Dollars (US $15,525,000.00), together with interest on the unpaid principal balance of this Note from the date of this Note, until paid, at the Applicable Interest Rate (as defined below).  Interest on this Note shall be paid in arrears.  Principal under this Note shall, unless a Default (as defined below) has occurred and is continuing, be due and payable at Lender's address set forth above on the Maturity Date (as defined below).  Interest only under this Note shall be payable, at Lender's address set forth above, in consecutive monthly installments on each Payment Date (as defined below) in the following manner:

(1) with respect to the first Payment Date and each subsequent Payment Date prior to the first Reset Date (as defined below), monthly installments of interest shall be payable in the amount set forth in Lender's monthly Payment Notice (as defined below) sent to Borrower; and (2) for all Payment Dates thereafter, the amount set forth in the then relevant Payment Notice shall be payable covering such Payment Dates prior to the next succeeding Reset Date, except that any remaining indebtedness of this Note, the Instrument or under any of the other Loan Documents (as such terms are defined below) (including, but not limited to, all accrued and unpaid interest on the then outstanding principal balance of this Note), if not sooner due and payable, shall be due and payable on the Maturity Date (as defined below).

For purposes of this Note, the following capitalized terms shall have the following meanings:

"Applicable Interest Rate" shall mean (i) from and including the date of this Note to and including the day immediately preceding the first Reset Date, the Initial Rate and (ii) thereafter, the lesser of (A) the Maximum Legal Rate or (B) the greater of (x) the PRIME Rate then in effect (whether or not Borrowers have received a Payment Notice notifying Borrowers of a change in the then current PRIME Rate) or (y) the Floor Rate; provided, however, that if at any time the rate of interest specified in clauses (i) or (ii)(B) (x) and

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(y) immediately above shall exceed the Maximum Legal Rate (in which event the Applicable Interest Rate is automatically reduced to the Maximum Legal Rate), then any subsequent reduction in PRIME will not reduce the Applicable Interest Rate below the Maximum Legal Rate until the total amount of interest accrued hereunder equals the amount of' interest which would have accrued if there had been no reduction to the Maximum Legal Rate.  A new Applicable Interest Rate shall take effect immediately on the Reset Date whether or not Borrowers have received a Payment Notice notifying Borrowers of the change in the Applicable Interest Rate.

"Business Day" shall mean a day on which banks are not required or authorized to close in Houston, Texas.

"day" shall mean a calendar day.

"Default Rate" shall mean a rate per annum of five percent (5%) above the then Applicable Interest Rate.

"Floor Rate" shall mean three and three-quarter percent (3.75%) per annum.

"Initial Rate" shall mean three and three-quarter percent (3.75%) per annum.

"Interest Period" shall mean the period commencing on each and every Reset Date through and including the day immediately preceding the next succeeding Reset Date.

"Margin" shall mean one-half percent (0.5%) per annum.

"Maturity Date" shall mean August 24, 2017.

"Maximum Legal Rate" shall mean the greatest of the rates of interest from time to time permitted under applicable federal law and the law of the State of Texas to be charged on the Loan (as hereinafter defined).

"Payment Date" shall mean September 15, 2015 and the 15th day of each calendar month thereafter, or if such day is not a Business Day the next succeeding Business Day.

"Payment Notice" shall mean a notice to the Borrowers setting forth the amount of interest to be paid on (a) the next Payment Date and (b) each of the next succeeding Payment Dates thereafter until the next succeeding Reset Date, which notice shall be given by Lender not more than ten (10) days after each Reset Date.  A Payment Notice shall also include payment figures for the calendar month in which the Reset Date occurred showing the number of days and amounts due at the old Applicable Interest Rate from the beginning of such calendar month to the day immediately preceding the Reset Date and the number of days and amounts due at the new Applicable Interest Rate from and including the Reset Date to the end of such calendar month.  If a Payment Notice is delivered after the Payment Date immediately succeeding the Reset Date, the Payment Notice shall, in addition to the above information, provide that if the Borrowers made their payment(s) on the Payment Date(s) after such Reset Date (but prior to when the Payment Notice was delivered) at the old Applicable Interest Rate then (x) if the

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Applicable Interest Rate increased on the Reset Date in question, then the Borrowers shall pay the difference in amounts owed to Lender on the Payment Date immediately following when the Payment Notice was delivered and (y) if the Applicable Interest Rate decreased on the Reset Date in question, then the Borrowers shall receive a credit in the amount overpaid by Borrowers to Lender against the amount due on the Payment Date immediately following when the Payment Notice was delivered.  Failure of Lender to timely give the Payment Notice shall not waive Lender's right to subsequently give such notice or the Borrowers' obligation to make the payments determined in accordance with the provisions set forth above and the immediately following sentence. The amounts set forth in the then applicable Payment Notice shall be for the Interest Period for which the Payment Notice is given, consisting of interest determined based on the Applicable Interest Rate for the then current Interest Period and the principal amount outstanding on the then applicable Reset Date.

"PRIME" for any Interest Period shall mean the rate of interest per annum quoted on the day immediately preceding the Reset Date in the "Money Rates" section of the WSJ and designated as the "Prime Rate" (determined on a 360 day, actual days elapsed basis).  If such prime rate, as so quoted is split between two or more different interest rates, then the Prime shall be the highest of such interest rates.  If such prime rate shall cease to be published or is published infrequently or sporadically, then the Prime shall be the rate of interest per annum established from time to time by Lender and designated as its base or prime rate, which may not necessarily be the lowest interest rate charged by Lender and is set by Lender in its sole discretion.

"PRIME Rate" shall mean the sum of PRIME plus the Margin.  PRIME Rate may not be the lowest interest rate offered by Lender to its customers.

"Reset Date" shall mean the date occurring on or after the first Payment Date that the WSJ quotes a change in its PRIME, whether or not Borrowers have received a Payment Notice of such change in its PRIME.

"WSJ" shall mean the U.S. Edition of The Wall Street Journal.

Interest on the principal sum of this Note shall be calculated on the basis of a 360 day year consisting of twelve (12) months of thirty (30) days each. Interest due and payable for a period less than a full month shall be similarly calculated on the basis of a thirty (30) day month and a 360 day year.

The indebtedness evidenced by this Note (the "Loan") is secured by, among other things, that certain Deed of Trust, Assignment of Rents and Security Agreement (the "Instrument"), executed by Borrowers encumbering three (3) separate tracts of real property more particularly described therein (collectively, the "Properties"), dated of even date herewith, and reference is made thereto for rights as to acceleration of the Loan.  This Note, the Instrument and all other instruments and/or agreements evidencing, securing, governing or guaranteeing the Loan are collectively referred to herein as the "Loan Documents" and individually as a "Loan Document".  All notices hereunder shall be delivered and become effective as provided in the Instrument for notices thereunder.

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If any Default (as defined in the Instrument) shall occur and is continuing, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of Lender.  Lender may exercise this option to accelerate during any Default by Borrowers or Hartman Short Term Income Properties XX, Inc., a Maryland corporation ("Guarantor"; and Borrowers and Guarantor are collectively referred to herein as the "Loan Parties", and sometimes referred to herein individually as a "Loan Party") regardless of any prior forbearance.  In the event of any Default and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect thereto, Borrowers shall pay Lender all reasonable expenses and costs, including, but not limited to, attorney's fees and costs.

In addition to the definitions set forth above, for purposes of this Note, the following capitalized terms shall have the following meanings:

"Capital Expenditure" means any expenditure by Borrowers for an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in relevant financial statements of the Loan Parties as equipment, real property, a fixed asset or a similar type of capitalized asset in accordance with GAAP.

"Casualty" means a fire, explosion, flood, collapse, earthquake or other casualty affecting all or any portion of any of the Properties.

"Condemnation" means a taking or voluntary conveyance of all or part of any of the Properties or any interest in or right accruing to or use of any of the Properties, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any appropriate governmental authority.

"DSCR" means, with respect to the Test Period, the quotient of (a) Net Operating Income for the Test Period and (b) the then current monthly payment of principal and interest under this Note, annualized.

"GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.  Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

"Loss Proceeds" means amounts, awards or payments payable to any of the Borrowers or Lender in respect of all or any portion of any of the Properties in connection with a Casualty or Condemnation thereof (after the deduction therefrom and payment to any of the Borrowers and Lender, respectively, of any and all reasonable expenses incurred by any of the Borrowers and Lender in the recovery thereof, including all attorneys' fees and disbursements, the fees of insurance experts and adjusters and the costs incurred in any litigation or arbitration with respect to such Casualty or Condemnation).

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"Net Operating Income" means, with respect to the Test Period, the excess of (i) Operating Income (other than percentage rent and other income not considered base rent) for the Test Period plus the actual percentage rent and other income not considered base rent actually received by any of the Borrowers during the Test Period, minus (ii) Operating Expenses for the Test Period.

"Operating Expenses" means, for the Test Period, all operating, renting, administrative, management, legal and other ordinary expenses of any of the Borrowers and all of the Properties actually paid by any of the Borrowers during the Test Period, determined in accordance with the GAAP; provided, however, that such expenses shall not include (i) depreciation, amortization or other non-cash items, (ii) interest, principal or any other sums due and owing with respect to the Loan, (iii) income taxes or other taxes in the nature of income taxes, (iv) Capital Expenditures, or (v) equity distributions.

"Operating Income" means, for any period, gross revenues from all of the Properties during the Test Period, determined in accordance with GAAP (but without straight-lining of rents) and as adjusted by Lender to normalize such income, other than (i) Loss Proceeds (but Operating Income will include rental loss insurance proceeds to the extent allocable to such period), (ii) any revenue attributable to a Lease (as defined in the Instrument) to the extent it is paid more than 30 days prior to the due date, (iii) any interest income from any source, (iv) any repayments received from any third party of principal loaned or advanced to such third party by any of the Borrowers permitted by Lender in its sole discretion, (v) any proceeds resulting from the Transfer of all or any portion of any of the Properties permitted by Lender in its sole discretion, (vi) sales, use and occupancy or other taxes on receipts required to be accounted for by any of the Borrowers to any government or governmental agency, and (vii) any other extraordinary or non-recurring items.

"Transfer" means the sale or other whole or partial conveyance of all or any portion of any of the Properties or any direct or indirect interest therein to a third party, including granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of any of the Properties or the subjecting of any portion of any of the Properties to restrictions on transfer permitted by Lender in its sole discretion; except that the leasing of lease space at any of the Properties in accordance with the terms of the Instrument shall not constitute a Transfer.  Notwithstanding the foregoing, a "Transfer" should not include any merger or "roll up" approved by Lender pursuant to Section 19(b) of the Instrument.

"Test Period" means the 12-month period commencing on August 24, 2015 and ending on August 24, 2016.

At the end of the first (1st) anniversary of this Note, in the event the DSCR for the Test Period is less than 1.50, then Lender, after receiving the information allowing Lender to calculate the DSCR (whether from the Borrowers or otherwise), may, at Lender's sole option, send a written notice to Borrowers of such event and Borrowers, within twenty (20) days of receipt of such written notice from Lender, shall pay down the unpaid principal balance of this Note by an amount which would cause the DSCR for the Test Period to equal 1.50 or greater and (a) the

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interest payments due under this Note shall be recalculated by Lender at the then current Applicable Interest Rate to be paid on each Payment Date thereafter and (b) the Lender, shall send a notice of re-calculation to Borrowers notifying Borrowers of the new interest payment to be paid by Borrowers to Lender thereafter on each Payment Date.

If any installment under this Note is not received by Lender within ten (10) calendar days after the installment is due, Borrowers shall pay to Lender a late charge of the greater of (a) US $250.00 or (b) five percent (5%) of such installment, such late charge to be immediately due and payable without demand by Lender.  If any installment under this Note or any other monetary payment due under this Note, the Instrument or any other Loan Document is not received by Lender when such payment is due and payable under the applicable Loan Document, the outstanding principal balance of this Note shall bear interest at the Default Rate during the period from the original date such payment was due through and including the date such payment is actually received by Lender, or if any non-monetary Default under this Note, the Instrument or any other Loan Document shall occur and is continuing, the outstanding principal balance of this Note shall bear interest at the Default Rate during the period any of the Loan Parties is in Default, or, if such increased rate of interest may not be collected from Borrowers under applicable law, then at the maximum increased rate of interest, if any, which may be collected from Borrowers under applicable law.

From time to time, without affecting the obligation of Borrowers or the successors or assigns of Borrowers to pay the outstanding principal balance of this Note and observe the covenants of Borrowers contained herein, in the Instrument or in any other Loan Document, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of Borrowers or guarantors, the successors or assigns of Borrowers or guarantors, and without liability on the part of Lender, Lender may, at the option of Lender, extend the time for payment of said outstanding principal balance or any part thereof and/or any interest accrued thereon, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, or any part thereof and/or any interest accrued thereon, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance and/or any interest accrued thereon, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with Borrowers to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

Borrowers may prepay this Note in full at any time, or in part from time to time, without premium or penalty; provided, however, Borrowers may only prepay this Note pursuant to the following terms of this paragraph:  (a) Borrowers may not make any prepayment under this Note so long as a Default has occurred and is continuing either on the date a Prepayment Notice (as defined below) is received by Lender or on the Payment Date on which such prepayment is to occur; (b) Borrowers may make a prepayment of this Note on a Payment Date upon giving Lender two (2) days prior written notice (a "Prepayment Notice") of the proposed prepayment; and (c) any prepayment must be made with all other payments due and payable on such Payment Date.

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Provided (a) there is no Default (as defined in the Instrument) then existing, (b) there is no breach then existing by Borrowers or guarantors under the Note, the Instrument or any other Loan Document for which a cure notice has been given by Lender but such breach has not yet been cured by Borrowers or guarantors (a "Breach"), (c) each of the Loan Parties executes and delivers to Lender a letter requesting a re-advance under this Note in the form of Exhibit A attached hereto and made part hereof (a "Draw Request"), (d) the amount requested by Borrowers for a re-advance when added to the principal balance then outstanding does not exceed $15,525,000.00 in the aggregate, and (e) the liens and security interests of the Instrument and other Loan Documents encumbering the Properties have not been released or terminated for any reason, Borrowers may request advances and, in accordance with the provisions of the immediately preceding paragraph, make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed $15,525,000.00.  The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be.  This Note shall not be deemed terminated or canceled prior to the date of its maturity, although the entire principal balance hereof may from time to time be paid in full.  Borrowers may borrow, repay and re-borrow hereunder.  All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrowers.  If any payment of principal or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment.  The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

This Note shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal law.

It is the intent of the Borrowers and Lender and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury laws from time to time in effect. All agreements between Lender and Borrowers (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under this Note or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to Borrowers or

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any other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT BORROWERS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS NOTE, THE INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS.  EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE.  IN THE EVENT OF A DISPUTE INVOLVING THIS NOTE, THE INSTRUMENT OR ANY OTHER LOAN DOCUMENTS, THE UNDERSIGNED IRREVOCABLY AGREES THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN HARRIS COUNTY, TEXAS.

IF MORE THAN ONE PERSON OR ENTITY EXECUTES THIS NOTE AS BORROWER, ALL OF SAID PARTIES SHALL BE JOINTLY AND SEVERALLY LIABLE FOR THE REPAYMENT OF THE LOAN.  PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, AND ALL OTHER NOTICES (EXCEPT ONLY FOR ANY NOTICES WHICH ARE SPECIFICALLY REQUIRED BY THIS NOTE, THE INSTRUMENT OR ANY OTHER LOAN DOCUMENT), FILING OF SUIT AND DILIGENCE IN COLLECTING THIS NOTE OR ENFORCING ANY OF THE SECURITY HEREFOR ARE HEREBY WAIVED BY BORROWERS, GUARANTORS, ENDORSERS, SURETIES AND ANY OTHER PARTY NOW OR HEREAFTER LIABLE FOR THE PAYMENT OF THIS NOTE IN WHOLE OR IN PART.  THIS NOTE SHALL BE THE JOINT AND SEVERAL OBLIGATION OF BORROWERS, ALL MAKERS, SURETIES, GUARANTORS AND ENDORSERS, AND SHALL BE BINDING UPON THEM AND THEIR SUCCESSORS AND ASSIGNS.  EACH BORROWER, AND ANY ENDORSERS, GUARANTORS, SURETIES AND ANY OTHER PARTY NOW OR HEREAFTER LIABLE FOR THE PAYMENT OF THIS NOTE IN WHOLE

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OR IN PART, HEREBY SEVERALLY WAIVE AND RELINQUISH, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, REINSTATEMENT, MARSHALING, FORBEARANCE, VALUATION, STAY, EXTENSION, REDEMPTION, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW OR HEREAFTER PROVIDED BY THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA AND OF EACH STATE THEREOF, BOTH AS TO ITSELF AND IN AND TO ALL OF ITS PROPERTY, REAL AND PERSONAL, AGAINST THE ENFORCEMENT OF THE OBLIGATIONS EVIDENCED BY THIS NOTE, THE INSTRUMENT OR ANY OTHER LOAN DOCUMENTS.

Lender shall have the right to assign, in whole or in part, this Note, the Instrument and any other Loan Document and all of its rights hereunder and thereunder, and all of the provisions herein and therein shall continue to apply to the Loan. Lender and any subsequent holder hereof shall have the right to participate the Loan with other parties.

In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note.  To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

Borrowers agree that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment, or other similar purposes.

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BORROWERS:

Hartman 400:

HARTMAN 400 NORTH BELT, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:  Allen R. Hartman

Title:    President

Hartman Corporate:

HARTMAN CORPORATE PARK PLACE, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:  Allen R. Hartman

Title:    President

Hartman Hillcrest:

HARTMAN HILLCREST, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation,

Manager

By:

Name:  Allen R. Hartman

Title:    President

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EXHIBIT A

FORM OF DRAW REQUEST

Hartman 400 North Belt, LLC
Hartman Corporate Park Place, LLC

Hartman Hillcrest, LLC
Hartman Short Term Income Properties XX, Inc.
2909 Hillcroft, Suite 420
Houston, Texas  77057

Date: _____________, ____

East West Bank

9600 Bellaire Blvd., Suite 252

Houston, Texas  77036

Attention: Esau Liu

Re:

$15,525,000.00 loan (the "Loan") from East West Bank ("Lender") to Hartman 400 North Belt, LLC ("Hartman 400"), Hartman Corporate Park Place, LLC ("Hartman Corporate") and Hartman Hillcrest, LLC ("Hartman Hillcrest"; and Hartman 400, Hartman Corporate and Hartman Hillcrest are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"), which Loan is guaranteed by Hartman Short Term Income Properties XX, Inc. ("Guarantor").

Ladies and Gentlemen:

In accordance with that certain Revolving Promissory Note (the "Note") dated as of August ____, 2015, this letter will serve as the Draw Request of the Borrowers requesting the sum of $_____________ under the Note.  All capitalized terms used herein, and not otherwise defined herein, have the same meaning as in the Note.

The requested draw amount (the "Requested Draw Amount") is $__________.

Each of the Loan Parties hereby acknowledges that it has no outstanding defenses, claims, counterclaims or offsets against Lender under the Loan Documents.

Each of the Loan Parties represents and warrants to Lender as of the date hereof that:  (a) each of the representations and warranties of any Loan Party contained in the Loan Documents were true, correct and complete as of the date of the Note and as of the date of any previous advance and continue to be true and correct in all material respects as of the date hereof; (b) the Requested Draw Amount, when added to the principal balance of the Note outstanding on the date hereof does not exceed $15,525,000.00; (c) none of the Loan Parties has ordered, obtained or received an appraisal of any of the Properties since the date of the Note showing or indicating

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that the aggregate fair market value of all of the Properties is less than $________________________; (d) no Default or Breach has occurred and is continuing under the Note, the Instrument or any other Loan Document; and (e) each of the Loan Parties continues to be in compliance in all material respects with all of the other terms, covenants and conditions contained in the Note, the Instrument and the other Loan Documents.

Very truly yours,

BORROWERS:

Hartman 400:

HARTMAN 400 NORTH BELT, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation

By:

Name:

Title:

Hartman Corporate:

HARTMAN CORPORATE PARK PLACE, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation

By:

Name:

Title:

Hartman Hillcrest:

HARTMAN HILLCREST, LLC,

a Texas limited liability company

By:

Hartman Income REIT Management, Inc.,

a Texas corporation

By:

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Name:

Title:

GUARANTOR:

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.,

a Maryland corporation

By:

Name:

Title:

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